Exhibit 10.16

SECOND AMENDMENT AGREEMENT

This SECOND AMENDMENT AGREEMENT (this “Amendment”) is made as of February 5, 2024 among:

(a) AVIDXCHANGE, INC., a Delaware corporation (“Avid”, together with each Domestic Subsidiary Borrower party hereto, collectively, as the “Borrowers” and, individually, each a “Borrower”);

(b) the Lenders, as defined in the Credit Agreement, as hereinafter defined; and

(c) KEYBANK NATIONAL ASSOCIATION, a national banking association, as the administrative agent for the Lenders under the Credit Agreement (the “Administrative Agent”)

WHEREAS, the Borrowers, the Administrative Agent and the Lenders are parties to that certain Credit and Security Agreement, dated as of December 29, 2022, all upon certain terms and conditions (as amended and as the same may from time to time be further amended, restated or otherwise modified, the “Credit Agreement”);

WHEREAS, the Borrowers, the Administrative Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof;

WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement; and

WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended effective as of the date of this Amendment (the “Effective Date”);

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrowers, the Administrative Agent and the Lenders agree as follows:

1. Amendment to Definitions in the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended to delete the definition of “Excluded Accounts” therefrom and to insert in place thereof the following:

“Excluded Accounts” means (a) Client Funds and Client Funds Accounts, (b) Deposit Accounts specially and exclusively used for withholding taxes, payroll, payroll taxes and other employee wage and benefit payments to or for employees, (c) Deposit Accounts specially and exclusively used for pledges of cash in support of lease obligations so long as the aggregate amount of cash and cash equivalents or other amounts credited to such Deposit Accounts at any time is not in excess of Five Hundred Thousand Dollars ($500,000) in the aggregate, (d) Deposit Accounts consisting of unencumbered funds set aside for purposes of complying with Financial Services Laws, (e) Deposit Accounts specially and exclusively used for pledges to support ordinary course of business transaction processing of the Companies in connection with the spend management (or related successor) product so long as the aggregate amount of cash and cash equivalents or other amounts credited to such Deposit Accounts at any time is not in excess of Twenty Million Dollars ($20,000,000) in the aggregate (or such greater amount agreed to in writing by the Administrative Agent, in its sole discretion), and (f) miscellaneous Deposit Accounts and Securities Accounts not to exceed, in total, an aggregate balance at any time of One Million Dollars ($1,000,000). As of the Closing Date, all Deposit Accounts and Securities Accounts that are Excluded Accounts are identified in Schedule 6.19 hereto.

2. Addition to Borrowing Covenant Provisions. Section 5.8 of the Credit Agreement is hereby amended to (i) replace the words “in addition to the Indebtedness listed above” in subsection (r) thereof with the words “in addition to the Indebtedness listed above and below”, and (ii) add the following new subsections (s) and (t) at the end thereof:

(s) Indebtedness incurred in connection with cash management services of the Companies to support ordinary course of business transaction processing of the Companies in connection with the Companies’ spend management (or related successor) product in an aggregate amount not to exceed Twenty Million Dollars ($20,000,000) outstanding at any one time (or such greater amount agreed to in writing by the Administrative Agent, in its sole discretion); and

(t) in addition to the Indebtedness listed in subpart (s) above, Indebtedness incurred in connection with cash management services of the Companies to support ordinary course of business transaction processing of the Companies in an aggregate amount not to exceed Twenty-Five Million Dollars ($25,000,000) outstanding at any one time (or such greater amount agreed to in writing by the Administrative Agent, in its sole discretion).

3. Amendment and Addition to Lien Covenant Provisions. Section 5.9 of the Credit Agreement is hereby amended to (i) delete subsection (p) therefrom and to insert in place thereof the following subsection (p), (ii) replace the words “in addition to the Liens listed above” in subsection (u) thereof with the words “in addition to the Liens listed above and below”, and (iii) add the following new subsection (v) at the end thereof:

(p) any Lien (including the right of set-off, revocation, refund or chargeback) (i) in favor of a bank or other depository institution arising as a matter of law encumbering deposits and solely to the extent securing obligations relating to the maintenance of any applicable bank or deposit account in the ordinary course of business or (ii) in favor of a bank or other depository institution securing ordinary course netting services and overdraft protections so long as, in the case of this clause (ii), any such Lien is limited to the related deposit accounts and the cash and Cash Equivalents held therein;

(v) Liens in respect of Indebtedness permitted under Sections 5.8(s) and (t) hereof, with such Liens to be limited to the specific Deposit Accounts that are the subject of such Indebtedness and the cash and Cash Equivalents held therein, in each case, pertaining to such cash management services.

4. Consent to ICS Program. The Borrowers have notified the Administrative Agent and the Required Lenders that one or more Companies plan to deposit funds with one or more Lenders that will be part of an insured cash sweep or similar program that ensures such funds are FDIC insured (an “ICS Program”). The Borrowers are requesting that the Administrative Agent and the Required Lenders consent to the Companies entering into ICS Programs. The Administrative Agent and the Required Lenders hereby consent to the Companies entering into ICS Programs, and this Amendment shall serve as evidence of such consent, on the conditions that (a) any such ICS Program is with a Lender, who shall have executed a Control Agreement in form and substance satisfactory to the Administrative Agent with respect thereto, (b) the aggregate amount of deposits of the Companies through ICS Programs shall not exceed fifty percent (50%) of all cash and Cash Equivalents held by the Companies, (c) after giving effect to this Amendment, no Default or Event of Default shall exist under the Credit Agreement or any other Loan Document, and (d) upon the occurrence and during the continuance of an Event of Default, the Administrative Agent or the Required Lenders may require any such cash and Cash Equivalents held in an ICS Program to be moved out of (and no longer be subject to) such ICS Program. Except as otherwise expressly specified in this Amendment, the Credit Agreement shall each remain in full force and effect and shall be unaffected hereby. The consent granted herein (a) is not intended to, nor shall it, establish any course of dealing among the Borrowers, the Administrative Agent and the Lenders that is inconsistent with the express terms of the Credit Agreement, and (b) shall not operate as a waiver or amendment of any other right, power or remedy of the Administrative Agent and the Lenders under the Credit Agreement. The consent requested by the Borrowers and granted by the Administrative Agent and the Required Lenders hereunder relates solely to the items set forth in this Section 4. No further consent has been requested or granted. Each Lender hereby acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender, made its own credit analysis and decision with respect to the holding of funds in ICS Programs by the Companies as consented to herein.

5. Closing Deliveries. Concurrently with the execution of this Amendment, the Borrowers shall:

(a) cause each Guarantor of Payment to execute the attached Guarantor Acknowledgment and Agreement; and

(b) pay all legal fees and expenses and other fees of the Administrative Agent in connection with this Amendment and any other Loan Documents, in each case, to the extent invoiced by the Administrative Agent not later than one Business Day prior to the Effective Date.

6. Representations and Warranties. The Borrowers hereby represent and warrant to the Administrative Agent and the Lenders that (a) the Borrowers have the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind the Borrowers with respect to the provisions hereof; (c) the execution and delivery hereof by the Borrowers and the performance and observance by the Borrowers of the provisions hereof do not conflict with, result in a breach in any of the provisions of, constitute a default under, or result in the creation of a Lien (other than

Liens permitted under Section 5.9 of the Credit Agreement) upon any assets or property of any Credit Party under the provisions of, such Company’s Organizational Documents or any material agreement to which such Company is a party; (d) no Default or Event of Default exists, nor will any occur immediately after the execution and delivery of this Amendment; (e) each of the representations and warranties contained in the Loan Documents is true and correct in all material respects (or, as to any representations and warranties which are subject to a materiality or Material Adverse Effect qualifier, true and correct in all respects) as of the date hereof as if made on the date hereof, except to the extent that any such representation or warranty expressly states that it relates to an earlier date (in which case such representation or warranty is true and correct in all material respects (or, as to any representations and warranties which are subject to a materiality or Material Adverse Effect qualifier, true and correct in all respects) as of such earlier date); and (f) this Amendment constitutes a valid and binding obligation of the Borrowers in every respect, enforceable in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by equitable principles (regardless of, whether enforcement is sought in equity or at law).

7. Waiver and Release. The Borrowers, by signing below, hereby waive and release the Administrative Agent, and each of the Lenders, and their respective directors, officers, employees, attorneys, affiliates and subsidiaries (each, a “Released Person”), from any and all claims, offsets, defenses and counterclaims of any kind or nature, absolute and contingent (each, a “Claim”), of which the Borrowers are aware or should be aware on the date of this Amendment, for or because of any matter or thing done, omitted or suffered to be done or omitted by any of the Released Persons that both (a) occurred prior to or on the date of this Amendment and (b) is on account of or in any way concerning, arising out of or founded upon the Credit Agreement or any other Loan Document; provided however, that the above release shall not apply to any Claim due to gross negligence or willful misconduct of any Released Person; provided, further, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

8. References to Credit Agreement and Ratification. Each reference to the Credit Agreement that is made in the Credit Agreement or any other Loan Document shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as otherwise specifically provided herein, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Loan Document.

9. Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile or other electronic signature, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

10. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

11. Severability. Any provision of this Amendment that shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

12. Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of New York.

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4866-1550-1208.6

JURY TRIAL WAIVER. THE BORROWERS, THE ADMINISTRATIVE AGENT AND THE LENDERS, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE BORROWERS, THE ADMINISTRATIVE AGENT AND THE LENDERS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first set forth above.

AVIDXCHANGE, INC. By:/s/ Ryan Stahl Ryan Stahl Secretary

KEYBANK NATIONAL ASSOCIATION as the Administrative Agent, Issuing Lender, and as a Lender By:/s/ Geoff Smith Geoff Smith Senior Vice President

Signature Page to

Second Amendment Agreement

MUFG BANK, LTD. By:/s/ Thuy Bui Name: Thuy Bui Title: Managing Director

Signature Page to

Second Amendment Agreement

TEXAS CAPITAL BANK By:/s/ Brittany U. Lawnin Name: Brittany U. Lawnin Title: Executive Director

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Second Amendment Agreement

GUARANTOR ACKNOWLEDGMENT AND AGREEMENT

The undersigned consent and agree to and acknowledge the terms of the foregoing Second Amendment Agreement dated as of February 5, 2024. The undersigned further agree that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned are hereby ratified and shall remain in full force and effect and be unaffected hereby.

The undersigned, by signing below, hereby waive and release the Administrative Agent, and each of the Lenders, and their respective directors, officers, employees, attorneys, affiliates and subsidiaries (each, a “Released Person”), from any and all claims, offsets, defenses and counterclaims of any kind or nature, absolute and contingent (each, a “Claim”), of which the undersigned are aware or should be aware on the date of the foregoing Second Amendment Agreement, for or because of any matter or thing done, omitted or suffered to be done or omitted by any of the Released Persons that both (a) occurred prior to or on the date of the foregoing Second Amendment Agreement and (b) is on account of or in any way concerning, arising out of or founded upon the Credit Agreement or any other Loan Document; provided however, that the above release shall not apply to any Claim due to gross negligence or willful misconduct of any Released Person; provided, further, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

JURY TRIAL WAIVER. THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE BORROWERS, THE ADMINISTRATIVE AGENT, THE LENDERS AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS GUARANTOR ACKNOWLEDGMENT AND AGREEMENT, THE AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

AFV HOLDINGS II, LLC AFV HOLDINGS ONE, INC. AVIDXCHANGE FINANCIAL SERVICES, INC. AVIDXCHANGE HOLDINGS, INC. BTS ALLIANCE, LLC By:/s/ Ryan Stahl Ryan Stahl Secretary	CORE ASSOCIATES, LLC FASTPAY PAYMENT TECHNOLOGIES INC. FPP ENTERPRISE LLC OAK HC/FT FPP BLOCKER CORP. STRONGROOM SOLUTIONS, INC. By:/s/ Ryan Stahl Ryan Stahl Secretary

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Guarantor Acknowledgment and Agreement